NOTE
$1,000,000.00                             Effective Date: September 30, 2025

FOR VALUE RECEIVED, THE SAINT JUNE, L.P., a Texas limited partnership (“Borrower”), hereby promises to pay to the order of TEXAS CAPITAL BANK, a Texas state bank, formerly known as Texas Capital Bank, National Association, a national banking association (together with its successors and assigns and any subsequent holders of this Note, “Lender”), as hereinafter provided, the principal sum of ONE MILLION DOLLARS AND NO/100 DOLLARS ($1,000,000.00) or so much thereof as may be advanced by Lender pursuant to the terms of that certain Loan Agreement, dated as of June 2, 2021 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”; the terms defined therein being used herein as therein defined), by and among Borrower, the lenders from time to time party thereto, and Texas Capital Bank, a Texas state bank, as Administrative Agent for the lenders (in such capacity, “Administrative Agent”).
Borrower promises to pay interest on the unpaid principal amount of this Note (this “Note”) from the date hereof until the Loans made by Lender are paid in full, at such interest rates and at such times as provided in the Loan Agreement. All payments of principal and interest shall be made to Administrative Agent for the account of Lender in Dollars in immediately available funds at Administrative Agent’s principal office. If any amount is not paid in full when due hereunder, then such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Loan Agreement.
This Note is secured by, among other things, (i) an Amended and Restated Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing executed by Borrower in favor of Administrative Agent for the benefit of the Lender of even date with Loan Agreement (as amended, supplemented or restated from time to time, the “First Lien Deed of Trust”), and recorded under Instrument Number 2021123810 of the real property records of Travis County, Texas against the property stated therein; (ii) a Second Lien Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing executed by Borrower in favor of Administrative Agent for the benefit of the Lender dated as of October 2, 2024 (as amended, supplemented or restated from time to time, the “Second Lien Deed of Trust”); (iii) the Notice to Secure Additional Indebtedness executed by Borrower in favor of Administrative Agent for the benefit of the Lender dated as of October 2, 2024 (as amended, the “First Notice”), and recorded under Instrument Number 2024113046 of the real property records of Travis County, Texas, against the Property; (iv) the Third Lien Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing executed by Borrower in favor of Administrative Agent for the benefit of the Lender dated as of the Effective Date (as amended, supplemented or restated from time to time, the “Third Lien Deed of Trust”) and recorded under Instrument Number 2025*__________ of the real property records of Travis County, Texas, against the Property; and (v) the Notice to Secure Additional Indebtedness executed by Borrower in favor of Administrative Agent for the benefit of the Lender dated as of the Effective Date, and recorded under Instrument Number 2025*__________ of the real property records of Travis County, Texas, against the Property (as amended, the “Second Notice”). The First Lien Deed of Trust, the Second Lien Deed of Trust, the First Notice, the Third Lien Deed of Trust, and the Second Notice, collectively, will
TCB $1MM Note (2025)    1 of 2 Pages    Texas Capital Bank | Saint June Construction Loan

be referred to herein as the “Security Instrument”). Capitalized terms used but not defined herein have the meanings assigned to such terms within the Loan Agreement.
This Note is one of the Notes referred to in the Loan Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefits of the Guaranty. The Loans made by Lender shall be evidenced by an account maintained by Lender in the ordinary course of business. Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.
Upon the occurrence and continuation of one or more of the Events of Default specified in the Loan Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Loan Agreement and Administrative Agent shall have the right, at the sole discretion of Administrative Agent, to exercise any rights and remedies set forth in the Loan Agreement, Security Instrument and the other Loan Documents, and without notice, demand, presentment, notice of nonpayment or nonperformance, protest, notice of protest, notice of intent to accelerate, notice of acceleration, or any other notice or any other action (ALL OF WHICH BORROWER HEREBY EXPRESSLY WAIVES AND RELINQUISHES).
Time is of the essence with respect to all provisions of this Note and the Loan Documents.
THIS NOTE, AND ANY CLAIM, CONTROVERSY, OR DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS NOTE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

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TCB $1MM Note (2025)    2 of 2 Pages    Texas Capital Bank | Saint June Construction Loan

THIS NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
IN WITNESS WHEREOF, Borrower, intending to be legally bound hereby, has duly executed this Note as of the day and year first written above.
                BORROWER:
THE SAINT JUNE, L.P.,
a Texas limited partnership

By:    The Saint June GP, L.L.C., a Texas limited liability company, General Partner

By:    STRS L.L.C., a Delaware limited liability company, Manager

By:    Stratus Properties Inc., a Delaware corporation, Sole Member and Manager
By:    /s/ Erin D. Pickens
Erin D. Pickens,
Senior Vice President

TCB $1MM Note (2025)    Signature Page    Texas Capital Bank | Saint June Construction Loan